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                                                                    EXHIBIT 10.7

                           SENIOR MANAGEMENT AGREEMENT

       THIS SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of September 7, 2001, among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), DigitalNet, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "EMPLOYER"), and Jack Pearlstein ("EXECUTIVE").

       The Company, the Employer and Executive desire to enter into an agreement pursuant to which Executive will purchase, and the Company will sell up to 3,751,847 shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK") (1,557,784 shares of which will be classified as "RESERVED STOCK" (as further defined in SECTION 10 hereof) for purposes of this Agreement and 2,194,063 shares of which will be classified as "CARRIED STOCK" for purposes of this Agreement). All shares of Common Stock acquired by Executive hereunder are referred to herein as "EXECUTIVE STOCK" (as further defined in SECTION 10 hereof). Certain definitions are set forth in SECTION 10 hereof.

       The execution and delivery of this Agreement by the Company, the Employer and Executive is a condition to the purchase of shares of Common Stock and shares of the Company's Class A Preferred Stock, par value $0.01 per share (the "CLASS A PREFERRED"), by GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR"), GTCR Co-Invest, L.P., a Delaware limited partnership ("CO-INVEST," and together with GTCR, the "INVESTORS" and each, an "INVESTOR"), the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS") and the Pearlstein Family, LLC, (the "PEARLSTEIN PURCHASER"), pursuant to a purchase agreement between the Company, the Investors, the Bajaj Purchasers and the Pearlstein Purchaser dated as of the date hereof (the "PURCHASE AGREEMENT"). Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Investors.

       WHEREAS, the Company and the Employer desire to employ Executive on the terms and conditions set forth herein, and Executive is willing to accept such employment on such terms and conditions.

       The parties hereto agree as follows:

            PROVISIONS RELATING TO EXECUTIVE STOCK

       1.     PURCHASE AND SALE OF EXECUTIVE STOCK.

       (1) (i) Upon the date of the Initial Closing, Executive will purchase, and the Company will sell, 463,626 shares of Reserved Stock at a price of $0.10 per share. The Company will deliver to Executive the certificates representing such shares of Reserved Stock, and Executive will deliver to the Company (A) by cashier's or certified check or wire transfer of immediately available funds, cash in an amount equal to $464, (B) the Executive Note in the form of EXHIBIT A attached hereto in an initial principal amount of $45,899 and (C) pursuant to the Pledge Agreement (as defined below), certificates representing such shares of Reserved Stock. The "EXECUTIVE NOTE" is that certain Revolving Promissory Note dated as of the date of

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the Initial Closing pursuant to which the Company will loan to Executive, from time to time, an amount not to exceed in the aggregate $154,221, so as to enable Executive to purchase the Reserved Shares from the Company as provided for herein. Executive's obligations under the Executive Note shall be secured by a pledge of all of the shares of Reserved Stock purchased hereunder to the Company and in connection therewith, Executive shall enter into a pledge agreement in the form of EXHIBIT B attached hereto (the "PLEDGE AGREEMENT").

                     (ii) In addition, upon the date of the Initial Closing, Executive will purchase, and the Company will sell, 652,995 shares of Carried Stock at a price of $0.10 per share. The Company will deliver to Executive copies of the certificates representing such Carried Stock, and Executive will deliver to the Company (A) by cashier's or certified check or wire transfer of immediately available funds, cash in an amount equal to $22,713 and (B) a Carry Note in the form of EXHIBIT C attached hereto in the principal amount of $42,587. The "CARRY NOTE" is one of those certain Carry Promissory Notes dated as of the date of the Initial Closing and the date of each Subsequent Closing (as defined in the Purchase Agreement) pursuant to which Executive purchases Executive Stock at which times the Company will loan to Executive, from time to time, an amount not to exceed in the aggregate $143,091, so as to enable Executive to purchase the Carried Shares from the Company as provided for herein. The principal amount of each Carry Note (determined in SECTION 1(b)(i) below) will be repaid, subject to earlier repayment in accordance with the terms of the Carry Note, by Executive in equal monthly installments in an amount determined by dividing the principal amount thereof by the number of remaining months before all of the Carried Stock is Vested Executive Stock (as determined pursuant to the vesting schedule in SECTION 3 hereof). All Carry Notes will be in the same form as the Carry Note attached as EXHIBIT C hereto except for the principal amount and the amount of the monthly payments, as determined in the immediately preceding sentence.

              (2) Upon the purchase from time to time by GTCR and Co-Invest of up to an additional 23,600,000 shares of Common Stock pursuant to SECTION 1B(b) of the Purchase Agreement, Executive will purchase and the Company will sell up to an additional 1,541,068 shares of Carried Stock at a price of $0.10 per share and an additional 1,094,158 shares of Reserved Stock at a price of $0.10 per share (the amounts set forth immediately above as adjusted from time to time as a result of stock splits, stock dividends, recapitalizations and similar events).

              (1) The number of shares of Carried Stock to be sold by the Company and purchased by Executive at any time shall equal (i) 1,541,068 shares of Carried Stock, MULTIPLIED BY (ii) a fraction (A) the numerator of which will be the number of shares of such Common Stock to be concurrently purchased by GTCR and Co-Invest and (B) the denominator of which will be 23,600,000 shares of Common Stock. The Company will deliver to Executive copies of the certificates representing such shares of Carried Stock purchased by Executive and Executive will purchase such shares of Carried Stock by (A) delivering to the Company, by wire transfer of immediately available funds, cash in an aggregate amount equal to the product of (1) the percentage of Carried Stock that is Vested Executive Stock (as determined pursuant to the vesting schedule in SECTION 3

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       hereof) at the time of such purchase, MULTIPLIED by (2) the purchase price for such shares (such amount "THE CARRY CASH AMOUNT") and (B) delivering to the Company a Carry Note in the principal amount of the purchase price for such shares MINUS the Carry Cash Amount.

              (2) The number of shares of Reserved Stock to be sold by the Company and purchased by Executive at any time shall equal (i) 1,094,158 shares of Reserved Stock, MULTIPLIED BY (ii) a fraction (A) the numerator of which will be the number of shares of such Common Stock to be concurrently purchased by GTCR and Co-Invest and (B) the denominator of which will be 23,600,000 shares of Common Stock. The Company will deliver to Executive copies of the certificates representing such shares of Reserved Stock purchased by Executive, and Executive will purchase such shares of Reserved Stock by (A) delivering to the Company, by wire transfer of immediately available funds, cash in an aggregate amount equal to the par value per share of such Reserved Stock multiplied by the number of shares of Reserved Stock so purchased by Executive and (B) increasing the principal amount outstanding under the Executive Note to reflect the aggregate amount of the price per share of such Reserved Stock, MINUS the par value per such share, MULTIPLIED BY the number of shares of such Reserved Stock so purchased by Executive.

              (3) Within 30 days after the date of any purchase of Executive Stock, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE") and the regulations promulgated thereunder in the form of EXHIBIT D attached hereto.

              (4) Notwithstanding anything herein to the contrary, until the occurrence of a Sale of the Company, all certificates evidencing shares of Executive Stock shall be held by the Company for the benefit of Executive and the other holder(s) of Executive Stock. Upon the occurrence of a Sale of the Company, the Company will return the certificates for the Executive Stock to the record holders thereof. Upon the occurrence of a Public Offering, the Company will return to the record holders thereof certificates representing the shares of Executive Stock which are Vested Executive Stock.

              (5) In connection with the purchase and sale of the Executive Stock, Executive represents and warrants to the Company that:

              (1) The Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

              (2) Executive is an executive officer of the Company and the Employer, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

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              (3)    Executive is able to bear the economic risk of his
       investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

              (4) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as he has requested.

              (5) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

              (6) Executive is neither a party to, nor bound by, any other employment agreement, consulting agreement, noncompete agreement, non-solicitation agreement or confidentiality agreement (other than that certain Senior Management Agreement dated July 31, 1998, as amended on July 14, 1999, July 31, 1999 and June 20, 2000 among AppNet, Inc., a Delaware corporation, Commerce One, Inc., a Delaware corporation, and Executive).

              (7) Executive has not and will not take any action that will conflict with, violate or cause a breach of any noncompete, nonsolicitation or confidentiality agreement to which Executive is a party or by which Executive is bound.

              (8)    Executive is a resident of the District of Columbia.

              (6) As an inducement to the Company to issue the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company and its Subsidiaries (including the Employer) or affect the right of the Company and its Subsidiaries (including the Employer) to terminate Executive's employment at any time for any reason.

              (7) Concurrently with the execution of this Agreement, Executive shall execute in blank ten stock transfer powers in the form of EXHIBIT E attached hereto (the "STOCK POWERS") with respect to the Executive Stock and shall deliver such Stock Powers to the Company. The Stock Powers shall authorize the Company to assign, transfer and deliver the shares of Executive Stock to the appropriate acquiror thereof pursuant to SECTION 4 below or Section 6 of the Stockholders Agreement and under no other circumstances.

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              2.     REPURCHASE OF RESERVED STOCK

              (1) From time to time, the Company may issue or sell Common Stock (or rights to acquire Common Stock) to the Company's or its Subsidiaries' employees (an "EMPLOYEE ISSUANCE"). If the Company elects to make an Employee Issuance, the Company shall have the right to purchase from Executive, and Executive shall sell to the Company, the number of shares of Reserved Stock to be issued in connection with such Employee Issuance pursuant to this SECTION 2. In addition, in the event Executive ceases to be employed by the Employer for any reason (the "SEPARATION"), the Company shall have the right to purchase from Executive, and Executive shall sell to the Company, all of the Executive's shares of Reserved Stock pursuant to this SECTION 2.

              (2) In order to purchase Reserved Stock, the Company shall provide written notice to Executive (the "RESERVED STOCK NOTICE") either (i) providing notice of the Employee Issuance and the number of shares of Reserved Stock to be repurchased in connection therewith or (ii) providing notice that all of the shares of Reserved Stock held by the Executive will be repurchased due to a Separation. The sale of the Reserved Stock shall occur five days after the Company sends the Reserved Stock Notice or, if later, immediately prior to the consummation of the Employee Issuance. At the closing of the sale and purchase of the Reserved Stock, the Company shall, first, pay by check or wire transfer the par value of such shares and, second, decrease the principal amount outstanding under the Executive Note by the aggregate repurchase price for the Reserved Stock being repurchased (less the aggregate par value of such shares), and Executive shall deliver to the Company certificates evidencing the Reserved Stock to be sold to the Company. In connection with any repurchase hereunder, the Company will be entitled to receive customary representations and warranties regarding such repurchase and to require that all sellers' signatures be guaranteed.

              (3) The repurchase price for all shares of Reserved Stock shall be the Original Cost thereof plus the pro rata portion of any interest, fees and expenses paid or payable pursuant to the Executive Note with respect to such repurchased shares of Reserved Stock. The Company's right to repurchase Reserved Stock shall expire upon the first to occur of (i) a Liquidity Event and (ii) a Public Offering.

              3.     VESTING OF EXECUTIVE STOCK.

              (1) The Executive Stock shall be subject to vesting in the manner specified in this SECTION 3. The Carried Stock and, upon the consummation of a Public Offering and prior to a Liquidity Event, the Reserved Stock will become vested in accordance with the following schedule, if as of each such date Executive is still employed by the Company or any of its Subsidiaries (including the Employer):

                     (i)  34.7826% as of the date of the Initial Closing; and

                     (ii) 1.8116% on the last day of each full calendar month beginning with the first full calendar month following the date of the Initial Closing.

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              (2)    Shares of (i) Carried Stock(x) that have become vested in
accordance with the foregoing schedule or (y) immediately upon a Sale of the Company, (ii) upon the consummation of a Public Offering and prior to a Liquidity Event, Reserved Stock that have become vested in accordance with the foregoing schedule, (iii) Reserved Stock upon the consummation of a Liquidity Event and (iv) Executive Stock upon a Section 7 Breach shall be vested Executive Stock and are referred to herein as "VESTED EXECUTIVE STOCK" and shares of (i) Carried Stock that have not become vested in accordance with the foregoing schedule, and (ii) upon the consummation of a Public Offering and prior to a Liquidity Event, Reserved Stock that have not become vested in accordance with the foregoing schedule are referred to herein as "UNVESTED EXECUTIVE STOCK."

              (3) Notwithstanding any other provision of this Agreement, at any time the exemption pursuant to Section 280G(b)(5)(A) of the Internal Revenue Code is available, (i) Executive Stock that becomes Vested Executive Stock upon a "change in ownership or control" (as such phrase is defined in Section 280G of the Internal Revenue Code and the regulations promulgated thereunder ("SECTION 280G")) (a "CHANGE OF CONTROL") shall not become Vested Executive Stock by reason of a Change of Control and (ii) payments made pursuant to SECTION 7(d) of this Agreement upon a Change of Control shall not be made, unless those Persons who own immediately prior to a Change of Control more than 75% of the voting power of all the outstanding interests of the Company and the Employer vote to approve such vesting (the "APPROVALS").

              (4) The Company and the Employer (i) shall take all steps reasonably requested by Executive to obtain the Approvals, including, without limitation, calling a special stockholder meeting for such purpose, preparing and distributing appropriate disclosure documents in connection therewith and recommending that the stockholders of the Company and the Employer approve all proposals related thereto and take such other reasonable steps as Executive requests, (ii) shall not report or withhold any excise tax pursuant to Section 4999 of the Internal Revenue Code with respect to any payments (including without limitation accelerated vesting) for which the Approvals have been obtained and (iii) shall use reasonable best efforts to qualify all payments as not subject to penalties imposed under Sections 280G and 4999 of the Code. Notwithstanding the preceding, the obligations of the Company and the Employer set forth in clause (ii) of the preceding sentence are subject to the condition that, at the request of the Company at least 15 business days prior to the anticipated withholding, the Executive shall have provided a reasoned opinion from Fried Frank Shriver & Jacobson or other counsel reasonably acceptable to the Company or a nationally recognized accounting firm concluding that there is a reasonable basis for such reporting position.

              (5) Executive agrees to indemnify the Company and the Employer, their respective Subsidiaries and their Affiliates (other than Executive) (collectively, the "INDEMNIFIED PARTIES"), and save and hold each of them harmless against and pay on behalf of or reimburse such Indemnified Parties as and when incurred for any withholding tax, and any penalty and interest thereon (including in the event that the Executive does not elect to assume the defense of the Indemnified Matter (as defined below), reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) relating to any excise tax owed by Executive pursuant to Section 4999 of the Internal Revenue Code which any

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such Indemnified Party may suffer, sustain or become subject to in connection with any withholding obligations of the Indemnified Parties; PROVIDED, HOWEVER, that the indemnity set forth in this paragraph shall expire immediately upon payment by the Executive (i) to the Internal Revenue Service of any excise tax with respect to the Executive's compensation pursuant to Section 4999 of the Internal Revenue Code and (ii) to the applicable Indemnified Parties to reimburse them for any interest and/or penalties attributable to their failure to withhold such excise tax.

              The Indemnified Parties shall give the Executive written notice (a "NOTICE") of any claim or other matter as to which indemnification will be sought under this paragraph (an "INDEMNIFIED MATTER") as promptly as practicable after the Indemnified Parties become aware of the Indemnified Matter and shall thereafter keep the Executive reasonably informed with respect thereto. The Executive may, by written notice to the Indemnified Parties within 30 days after receipt of such Notice, assume the defense of such Indemnified Matter with Fried Frank Harris Shriver & Jacobson or other counsel reasonably acceptable to the Indemnified Parties, at the Executive's expense, and the Indemnified Parties shall reasonably cooperate with the Executive in any such action and the Executive will be responsible for the reasonable expenses thereof. If the Executive assumes such defense, he shall consult with the Indemnified Parties from time to time with respect to such Indemnified Matter and shall not settle any claims relating to such Indemnified Matter without providing for payment by the Executive of such settlement to the extent not previously paid. As long as the Executive is contesting any such Indemnified Matter in good faith and on a timely basis, the Indemnified Parties shall not pay or settle any claims relating to such Indemnified Matter. Notwithstanding the assumption by the Executive of such defense, the Indemnified Parties may, but shall have no duty to, join in such defense and employ counsel at their own expense provided that Executive shall control such defense.

              If the Indemnified Parties or the Executive pay any withholding tax, interest and/or penalty with respect to an Indemnified Matter and the Indemnified Parties subsequently receive a refund, credit or return (or would have received a refund, credit or return, but for the existence of a claim for taxes not indemnified against hereunder, a "DEEMED REFUND"), in whole or in part, of such taxes, interest and/or penalties the Indemnified Parties shall promptly pay to the Executive in the amount of such Deemed Refund or such refunded, credited or returned taxes, plus interest received with respect to such Deemed Refund or such refunded, credited or returned taxes, interest and/or penalties (or in the case of a Deemed Refund, interest calculated at the rate paid by the Internal Revenue Service on overpayments of income tax from and including the date of the payment of such indemnified amount to the Indemnified Parties by the Executive to but excluding the date of payment of such Deemed Refund or such refunded, credited or returned taxes, interest and/or penalties to the Executive by the Indemnified Parties).

              (6) Subject to the restrictions contained in SECTION 5(b)(ii) hereof, promptly following the occurrence of Public Offering, the Company shall use all commercially reasonable efforts to file a Form S-8/S-3 under the Securities Act in order to enable the Executive Stock to be registered under the Securities Act and to be resold from time to time by Executive; provided that after the fifth anniversary of the date of the Initial Closing, the Executive may only sell Executive Stock under such Form S-8/S-3 up to a maximum number of shares of Executive Stock equal to the greater of (x) in any three month period, an amount equal to the greater of the

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amount specified in Rule 144(e)(1) (without regard to any other restriction under Rule 144) and (y) an amount that could be sold by Executive pursuant to
SECTION 5(b) of this Agreement (without regard to SECTION 5(c) of this Agreement).

              4.     REPURCHASE OPTION.

              (1) In the event of the Separation, the Unvested Executive Stock (whether held by Executive or one or more of Executive's permitted transferees, other than the Company and the Investors) will be subject to repurchase, in each case at the option of the Company and the Investors pursuant to the terms and conditions set forth in this SECTION 4 (the "REPURCHASE OPTION").

              (2) In the event of a Separation, the purchase price for each share of Unvested Executive Stock will be the lower of (A) Executive's Original Cost for such share and (B) the Fair Market Value for such share.

              (3) The Company may elect to purchase all or any portion of the Unvested Executive Stock by delivering written notice (the "REPURCHASE NOTICE") to the holder or holders of the Unvested Executive Stock within 90 days after the Separation. The Repurchase Notice will set forth the number of shares of Unvested Executive Stock to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Unvested Executive Stock held by Executive at the time of delivery of the Repurchase Notice. If the number of shares of Unvested Executive Stock then held by Executive is less than the total number of shares of Unvested Executive Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Unvested Executive Stock under this Agreement, pro rata according to the number of shares of Unvested Executive Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

              (4) If for any reason the Company does not elect to purchase all of the Unvested Executive Stock pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for all or any portion of the shares of Unvested Executive Stock the Company has not elected to purchase (the "AVAILABLE SHARES"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 120 days after the Separation, the Company shall give written notice (the "OPTION NOTICE") to the Investors setting forth the number of Available Shares and the purchase price for the Available Shares. The Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. If the Investors elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among each Investor so electing based upon the number of shares of Common Stock owned by such Investor on a fully diluted basis. As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Unvested Executive Stock as to the number of shares being purchased from such holder by the Investors (the

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"SUPPLEMENTAL REPURCHASE NOTICE"). At the time the Company delivers the
Supplemental Repurchase Notice to the holder(s) of Unvested Executive Stock, the Company shall also deliver written notice to each electing Investor setting forth the number of shares such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. Notwithstanding the foregoing, the Investors shall not exercise their Repurchase Option pursuant to this Section 4(d) if the Company has sufficient assets to exercise fully its Repurchase Option but has not exercised such right as a result of applicable restrictions contained in the Delaware General Corporation Law or in the Company's and its Subsidiaries' debt or equity financing agreements.

              (5) The closing of the purchase of the Unvested Executive Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Unvested Executive Stock to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company (including, without limitation, in the case of Unvested Executive Stock which is Reserved Stock, by reducing the principal amount under the Executive Note, and in the case of Unvested Executive Stock which is Carried Stock, by reducing the principal amount under the Carry Notes) and will pay the remainder of the purchase price by a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. Each Investor will pay for the Unvested Executive Stock purchased by it by a check or wire transfer of funds. The Company and the Investors will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

              (6) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Unvested Executive Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Unvested Executive Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases within 15 days of being permitted to do so under such restrictions.

              (7) The provisions of this SECTION 4 shall terminate immediately prior to consummation of a Liquidity Event (provided that the Liquidity Event is consummated).

              5.     RESTRICTIONS ON TRANSFER OF EXECUTIVE STOCK.

              (1) TRANSFER OF EXECUTIVE STOCK. Prior to the earlier to occur of (i) a Liquidity Event and (ii) a Public Offering, the Executive shall not Transfer any interest in any shares of Reserved Stock, except pursuant to (i) the provisions of SECTION 2 hereof and (iii) an Approved Sale (as defined in Section 6 of the Stockholders Agreement). The holders of Carried Stock and, after the earlier to occur of (i) a Liquidity Event and (ii) a Public Offering, the Reserved Stock shall not Transfer any interest in any shares of such Executive Stock, except pursuant to (i) the provisions of SECTION 4 hereof, (ii) the provisions of Section 4 of the Stockholders Agreement (a

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"PARTICIPATING SALE"), (iii) an Approved Sale (as defined in Section 6 of the
Stockholders Agreement) or (iv) the provisions of SECTION 5(b) below.

              (2)    CERTAIN PERMITTED TRANSFERS. The restrictions in this
SECTION 5 will not apply with respect to any Transfer of Executive Stock (other than Reserved Stock prior to the earlier to occur of (i) a Liquidity Event and
(ii) a Public Offering) made (i) pursuant to applicable laws of descent and distribution or to such Person's legal guardian in the case of any mental incapacity or among such Person's Family Group, (ii) of Vested Executive Stock at such time as the Investors sell shares of Common Stock in a Public Sale, but in the case of this clause (ii) only an amount of shares (the "TRANSFER AMOUNT") equal to the lesser of (A) the number of shares of Vested Executive Stock owned by Executive and (B) the number of shares of Executive Stock owned by Executive, multiplied by a fraction (the "TRANSFER FRACTION"), the numerator of which is the number of shares of Common Stock sold by the Investors and their Affiliates in such Public Sale and the denominator of which is the total number of shares of Common Stock held by the Investors and their Affiliates prior to the Public Sale; PROVIDED THAT, if at the time of a Public Sale of shares by the Investors, Executive chooses not to Transfer the Transfer Amount, Executive shall retain the right to Transfer an amount of Executive Stock at a future date equal to the lesser of (x) the number of shares of Vested Executive Stock owned by Executive at such future date and (y) the number of shares of Executive Stock owned by Executive at such future date multiplied by the Transfer Fraction; PROVIDED FURTHER that any in-kind distributions of Common Stock by the Investors to their limited partners shall be deemed to be a Public Sale for purposes of this
SECTION 5(b)(ii) or (iii) of Vested Executive Stock at any time the Common Stock held by the Investors or their Affiliates is included on a resale registration statement that is not part of an underwritten offering (the "Resale Shelf"), but in the case of this clause (iii) only an amount equal to the lesser of (A) the number of shares of Vested Executive Stock owned by Executive and (B) the number of shares of Executive Stock owned by Executive, multiplied by a fraction, the numerator of which is the total number of shares of Common Stock included by the Investors and their Affiliates on the Resale Shelf and the denominator of which is the total number of shares of Common Stock held by the Investors and their Affiliates prior to the effectiveness of the Resale Shelf. The restrictions contained in this SECTION 5 will continue to be applicable to the Executive Stock after any Transfer of the type referred to in clause (i) above and the transferees of such Executive Stock will agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this SECTION 5(b) is herein referred to as a "PERMITTED TRANSFEREE." Upon the transfer of Executive Stock pursuant to this SECTION 5(b), the transferring Executive Stockholder will deliver a written notice (a "TRANSFER NOTICE") to the Company. In the case of a Transfer pursuant to clause (i) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

              (3) TERMINATION OF RESTRICTIONS. The restrictions set forth in this SECTION 5 will continue with respect to each share of Executive Stock until the earlier of (i) the date on which such share of Executive Stock has been transferred in a Public Sale permitted by this SECTION 5,(ii) the consummation of an Approved Sale, (iii) the consummation of a Liquidity Event and (iv) the fifth anniversary of the date of the Initial Closing.

              6.     ADDITIONAL RESTRICTIONS ON TRANSFER OF EXECUTIVE STOCK.

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              (1)    LEGEND. The certificates representing the Executive Stock
will bear a legend in substantially the following form:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF [DATE OF ISSUANCE], HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF SEPTEMBER __, 2001. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

              (2) OPINION OF COUNSEL. No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act or pursuant to Section 5(b)(i) hereof) without first delivering to the Company a written notice describing in reasonable detail the proposed transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Executive Stock delivers to the Company an opinion of counsel that no subsequent transfer of such Executive Stock shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Executive Stock which do not bear the Securities Act portion of the legend set forth in SECTION 6(a). If the Company is not required to deliver new certificates for such Executive Stock not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION 6.

                        PROVISIONS RELATING TO EMPLOYMENT

              7. EMPLOYMENT. The Company and the Employer agree to employ Executive and Executive accepts such employment for the period beginning as of the date of the Initial Closing and ending upon his separation pursuant to
SECTION 7(d) hereof (the "EMPLOYMENT PERIOD").

              (1)    POSITION AND DUTIES.

              (1) During the Employment Period, Executive shall serve as the Chief Financial Officer of the Company and the Employer and shall have the normal duties, responsibilities and authority of the Chief Financial Officer, subject to the power of the Employer Board and the Company Board to expand or limit such duties, responsibilities and authority and to override actions of the Chief Financial Officer.

              (2) Executive shall report to the Chief Executive Officer, and Executive shall devote his best efforts and his full business time and attention to the business and affairs of the Company and its Subsidiaries. Notwithstanding the foregoing, from and after the date of the Initial Closing, Executive may (1) serve on corporate, trade group, civil or charitable boards or committees, (2) deliver lectures, fulfill speaking engagements or teach at educational institutions or programs,
       (3) serve as a personal representative or trustee, (4) manage his personal, financial and legal affairs and (5) invest personally in any business in a private capacity where no actual conflict of interest exists between such investment and the business of the Employer, so long as the foregoing activities do not interfere with Executive's performance of his obligations hereunder. The Employer hereby agrees that any earnings of Executive in connection with the permissible activities described in the preceding sentence may be retained by Executive.

              (2) SALARY AND BENEFITS. Commencing upon the date of the Initial Closing and until the date six months from the date of the Initial Closing the Employer will pay Executive a base salary (the "ANNUAL BASE SALARY") of $200,000 per annum and thereafter during the remainder of the Employment Period, the Employer will pay Executive an Annual Base Salary of $250,000, in each case subject to any increase as determined by the Company Board based upon the Employer's achievements of budgetary and other objectives set by the Company Board. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. In addition, during the Employment Period, Executive will be entitled to such other benefits approved by the Company Board and made available to the Employer's senior management. The Company and the Employer will pay or reimburse Executive for reasonable travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder in accordance with the Company's or the Employer's established policies, as applicable.

              (3) BONUS. Commencing at such time as determined by the Company Board, Executive shall be eligible to receive a bonus of up to fifty (50%) of the Annual Base Salary based upon the Employer's achievement of budgetary and other objectives set forth by the Company Board.

              (4) SEPARATION. The Employment Period will continue until Executive's resignation, Disability or death or until the Company Board decides to terminate Executive's employment with or without Cause. If, after the earlier to occur of (A) a Sale of the Company or (B) a Base Acquisition, (i) Executive's employment is terminated by the Employer without Cause or (ii) Executive resigns with Good Reason, during the one-year period commencing on the date of termination (the "SEVERANCE PERIOD") the Company shall pay to Executive (i) an aggregate amount equal to his Annual Base Salary payable, at the Company Board's discretion, either in a lump sum amount within 10 days of the date of termination or in equal installments on the Company's regular salary payment dates, (ii) any unpaid bonus awarded under Section 7(c) hereof with respect to all prior years in one lump sum, (iii) benefits under group health and life insurance plans in which Executive participated prior to termination through the Severance Period, (v) all previously earned, accrued, and unpaid benefits from the Company, the Employer and their respective employee benefit plans, including, without limitation, any such benefits under the Company's or the Employer's pension, disability, and life insurance plans, policies, and programs, (vi) expenses reimbursable under Section 7(b) hereof and (vii) all previously earned, accrued, and unpaid compensation and benefits, if any, under
Section 7(b) hereof.

Executive shall not be required to mitigate the amounts payable pursuant to this
Section 7(d) by seeking other employment or otherwise, and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to Executive in any subsequent employment.

              8.     CONFIDENTIAL INFORMATION.

              (1) OBLIGATION TO MAINTAIN CONFIDENTIALITY. Executive acknowledges that the information, observations and data obtained by him during the course of his performance under this Agreement concerning the business and affairs of the Company and its Affiliates are the property of the Company, including, without limitation, information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Executive becomes aware during the Employment Period ("CONFIDENTIAL INFORMATION"). Therefore, Executive agrees that he will not disclose to any unauthorized person or use for his own account any of such Confidential Information without the Company Board's written consent. The term "Confidential Information" does not include information, observations or data which (i) is or becomes generally available to the public or is generally known or is generally disclosed by practice within the Company's and its Subsidiaries' industry other than as a result of a disclosure by Executive in violation of this Agreement or
(ii) was within the Executive's possession prior to its being obtained by him in the course of his performance under this Agreement. Executive agrees to deliver to the Employer at a Separation, or at any other time the Employer may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its Affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

              (2) In the event that Executive is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand, governmental or regulatory process or similar process), in connection with any proceeding, to disclose any information otherwise prohibited from disclosure under this Agreement, Executive will give the Company prompt written notice of such request or requirement so that the Company may seek an appropriate protective order or other remedy and/or waive compliance with the provisions of this Agreement, and Executive will cooperate with the Company, at the Company's expense, to obtain such protective order. In the event that such protective order or other remedy is not obtained or the Company waives compliance with the relevant provisions of this Agreement, Executive will furnish only that portion of the information which is legally required to be disclosed. It is further agreed that, if in the absence of a protective order Executive is nonetheless required by law, regulation or regulatory process to disclose such information, Executive may make such disclosure without liability hereunder, provided that Executive gives the Company notice of the information to be disclosed as far in advance of its disclosure as is practicable and, upon the Company's request, Executive uses reasonable best efforts, at the Company's expense, to obtain assurances that confidential treatment will be accorded to such information and, provided further, that such disclosure was not caused by and did not result from a previous disclosure by Executive not permitted hereunder.

              (3) OWNERSHIP OF PROPERTY. Executive acknowledges that all inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, and all similar or related information (whether or not patentable) that relate to the Company's or any of its Subsidiaries' or Affiliates' actual or reasonably anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by the Company or any of its Subsidiaries or Affiliates ("WORK PRODUCT") belong to the Company or such Subsidiary or such Affiliate and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Company or to such Subsidiary or such Affiliate. Any copyrightable work prepared in whole or in part by Executive in the course of his work for any of the foregoing entities shall be deemed a "work made for hire" under the copyright laws, and the Company or such Subsidiary or such Affiliate shall own all rights therein. To the extent that any such copyrightable work is not a "work made for hire," Executive hereby assigns and agrees to assign to the Company or such Subsidiary or such Affiliate all right, title, and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Company Board and, at the request and cost of the Company or its Subsidiaries, perform all actions reasonably requested by the Company Board (whether during or after the Employment Period) to establish and confirm the Company's or such Subsidiary's or such Affiliate's ownership (including, without limitation, assignments, consents, powers of attorney, and other instruments).

              (4) THIRD PARTY INFORMATION. Executive understands that the Company and its Affiliates will receive from third parties confidential or proprietary information ("THIRD PARTY INFORMATION") subject to a duty on the Company's and its Affiliates' part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of SECTION 8(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel of the Company or its Affiliates who need to know such information in connection with their work for the Company or its Affiliates) or use, except in connection with his work for the Company or its Affiliates, Third Party Information unless expressly authorized by the Company Board in writing.

              (5) USE OF INFORMATION OF PRIOR EMPLOYERS. During the Employment Period, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Company or any of the Company's Affiliates any unpublished documents or any property belonging to any former employer or any other person to whom Executive has an obligation of confidentiality unless consented to by in writing the former employer or person.

              9. NONCOMPETITION AND NONSOLICITATION. Executive acknowledges that in the course of his employment with the Employer he will become familiar with the Company's and its Subsidiaries' trade secrets and with other confidential information concerning the Company and such Subsidiaries and that his services will be of special, unique and extraordinary value to the Employer. Therefore, Executive agrees that:

              (1) NONCOMPETITION. During the Employment Period and for a period of eighteen months thereafter (or a period of twelve months thereafter at any time after a Sale of the Company) (the "NONCOMPETE PERIOD"), he shall not, within the United States, directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business in which the Company or any of its Subsidiaries engaged prior to the Separation.

              (2) NONSOLICITATION. During the Noncompete Period, and except in respect of Executive's executive assistant(s), Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company and any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company and any Subsidiary within 180 days prior to the time such employee was hired by Executive, (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company and any Subsidiary to cease doing business with the Company or such Subsidiary or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company and any Subsidiary or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company and any Subsidiary and with which the Company and any Subsidiary has entertained discussions or has requested and received information relating to the acquisition of such business by the Company and any Subsidiary in the two-year period immediately preceding a Separation.

              (3) ENFORCEMENT. If, at the time of enforcement of SECTION 8 or this SECTION 9, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of Section 8 or this Section 9 of this Agreement, the Employer or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions of Section 8 or this Section 9 (without posting a bond or other security).

              (4) ADDITIONAL ACKNOWLEDGMENTS. Executive acknowledges that the provisions of this SECTION 9 are in consideration of: (i) employment with the Employer, (ii) the issuance of the Executive Stock and (iii) additional good and valuable consideration as set forth in this Agreement. In addition, Executive agrees and acknowledges that the restrictions contained in SECTION 8 and this SECTION 9 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive's ability to earn a living. In addition, Executive acknowledges (i) that the business of the Company and its Subsidiaries will be national in scope and without geographical limitation and (ii) notwithstanding the state of incorporation or principal office of the Company or any of its Subsidiaries, or any of their respective executives or employees (including, without limitation, the Executive), it is expected that the Company and its Subsidiaries will have business activities and have valuable business relationships within its industry throughout the United States. In addition, Executive agrees and acknowledges that the potential harm to the Company of the non-enforcement of SECTION 8 and this SECTION 9 outweighs any potential harm to Executive of its enforcement by injunction or otherwise. Executive acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Employer now existing or to be developed in the future. Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

                               GENERAL PROVISIONS

              10.    DEFINITIONS.

              "AFFILIATE" means (i) with respect to any Investor, any direct or indirect general or limited partner of such Investor, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Investor, and will include, without limitation, its owners and employees and (ii) with respect to any Person, any Person directly, or indirectly through one or more intermediaries, that is controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through ownership of voting securities, by contract or otherwise.

              "BASE ACQUISITION" means the acquisition by the Company or its Subsidiaries of one or more targets that in the aggregate have Free Cash Flow of at least $3 million on a pro forma basis (after giving effect to such acquisitions) before expenditures for Corporate Overhead over the twelve full calendar months preceding the most recent of such acquisitions.

              "CAUSE" means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Executive as reasonably directed by the Company Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries, (v) any material breach of

SECTION 1(e), 7(a)(ii), 8 or 9 of this Agreement that is not cured within a reasonable time period following written notice thereof to Executive, or (vi) a Disability.

              "CLOSING" shall have the meaning set forth in the Purchase Agreement.

              "COMPANY BOARD" means the board of directors of the Company.

              "CORPORATE OVERHEAD" means all of the sales, general and administrative costs and expenses, including expenditures required to be capitalized on a balance sheet prepared in accordance with GAAP, incurred by the Company and the Employer, but will not include any of the sales, general and administrative costs and expenses, including expenditures required to be capitalized on a balance sheet prepared in accordance with GAAP, of any acquired companies. Corporate Overhead does not include (a) amounts paid as the purchase price of a target of any acquisition or (b) transaction expenses of acquisitions.

              "DISABILITY" means the incapacity of Executive, due to injury, illness, disease, or bodily or mental infirmity, to perform substantially all of Executive's usual duties of employment with the Company as contemplated by
SECTION 7(d) herein for (i) a period of 135 consecutive days or (ii) for shorter periods aggregating 180 days during any twelve-month period, as determined by the Company Board upon receipt and in reliance on competent medical advice from one or more individuals, selected by the Company Board, who are qualified to give such professional medical advice. If requested by the Company Board, Executive shall make himself available at reasonable times upon reasonable notice for a reasonable medical examination.

              "EBITDA" for any period means a Person's earnings before interest, taxes, depreciation and amortization for such period, determined on a consolidated basis in accordance with generally accepted accounting principles.

              "EMPLOYER BOARD" means the board of directors of the Employer.

              "EXECUTIVE STOCK" will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all shares of Unvested Executive Stock shall remain shares of Unvested Executive Stock after any Transfer thereof until such shares become Vested Executive Stock in accordance with the terms of this Agreement.

              "FAIR MARKET VALUE" of each share of Executive Stock means the average of the closing prices of the sales of such Executive Stock on all securities exchanges on which such Executive Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Executive Stock is not so listed, the average of the bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Executive Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Executive Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Executive Stock as determined in good faith by the Company Board. If Executive reasonably disagrees with such determination, Executive shall deliver to the Company Board a written notice of objection within ten days after delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within ten days after delivery of the Supplemental Repurchase Notice). Upon receipt of Executive's written notice of objection, the Company Board and Executive will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within 30 days after the delivery of the Supplemental Repurchase Notice), Fair Market Value shall be determined by an appraiser jointly selected by the Company Board and Executive, which appraiser shall submit to the Company Board and Executive a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by Executive unless the appraiser's valuation is more than 10% greater than the amount determined by the Company Board, in which case, the expenses of the appraiser shall be borne by the Company. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties. If the Repurchase Option is exercised within 90 days after a Separation, then Fair Market Value shall be determined as of the date of such Separation; thereafter, Fair Market Value shall be determined as of the date the Repurchase Option is exercised.

              "FAMILY GROUP" means a Person's spouse and descendants (whether natural or adopted), any trust or family limited partnership or limited liability company (or for estate planning purposes, any other Person with the consent of the Investors, not to be unreasonably withheld, and subject to any other applicable restrictions contained herein) solely for the benefit of such Person and/or such Person's spouse and/or descendants and any retirement plan for such Person.

              "FREE CASH FLOW" means EBITDA MINUS capital expenditures determined on a consolidated basis in accordance with GAAP.

              "GOOD REASON" means (i) without Executive's consent, a change in Executive's status, title, position or responsibilities (including reporting responsibilities) which does not represent a promotion from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to Executive of any duties or responsibilities which are inconsistent with such status, title, position or responsibilities; or any removal of Executive from or failure to reappoint or reelect him to any of such positions, except in connection with the termination of his employment by the Company, (ii) a reduction in Executive's Annual Base Salary,
(iii) the Company's or the Employer's requiring Executive, without his consent, to be permanently relocated outside a 50 mile radius from Bethesda, Maryland,
(iv) the failure by the Company or the Employer to (A) continue in effect any material compensation or material benefit plan or (B) provide Executive with participation in compensation and benefit plans at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice; provided, however, if the Executive's participation in (A) or (B) above shall be reduced or altered on the same basis and terms as affects all other senior executives of the Company and the Employer, it shall not be Good Reason or (v) any material breach by the Company or the Employer of any material provision of this Agreement (including failure to pay Annual Base Salary) that is not cured within 10 days following written notice the Company and the Employer.

              "INITIAL CLOSING" shall have the meaning set forth in the Purchase Agreement.

              "LIQUIDITY EVENT" means (i) a Sale of the Company or (ii) the failure of GTCR and its Affiliates to collectively own more than 50% of the original number of shares of Common Stock purchased by GTCR pursuant to the Purchase Agreement (as adjusted for any Common Stock issued with respect to such stock by way of a stock split, stock dividend or other recapitalization).

              "ORIGINAL COST" means, with respect to each share of Common Stock purchased hereunder, $0.10 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

              "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

              "RESERVED STOCK" means the number of shares of Reserved Stock referenced in the second recital of this Agreement, which number of shares may be adjusted downward for Employee Issuances (as defined in SECTION 2 hereof) which occur prior to the issuance to Executive of the full amount of the Reserved Stock indicated in the recitals to this Agreement.

              "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock approved by the Company Board.

              "PUBLIC SALE" means (i) any sale pursuant to a registered public offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

              "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to which any Person(s) (other than the Investors and their respective Affiliates) in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise), (ii) all or substantially all of the Company's assets determined on a consolidated basis, or (iii) any transaction or series of transactions pursuant to which any Person(s) (other than (x) the Company or (y) the Investors and their respective Affiliates) in the aggregate acquire(s) capital stock of the Employer possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Employer Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Employer's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise); PROVIDED, that a Sale of the Company shall not include a Public Offering.

              "SECTION 7 BREACH" means that Section 7 of the Stockholders Agreement [Voting Requirement] (i) is amended without the consent of Executive or (ii) is breached by the Company or the Employer.

              "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

              "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement of even date herewith among the Company and certain of its stockholders.

              "SUBSIDIARY" means any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

              "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

              11. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

              IF TO THE COMPANY OR THE EMPLOYER:

                     DigitalNet Holdings, Inc.
                     DigitalNet, Inc.
                     6700A Rockledge Drive, Suite 525
                     Bethesda, MD 20817
                     Attention:  Ken S. Bajaj

                     WITH COPIES TO:

                     GTCR Fund VII, L.P.
                     GTCR Co-Invest, L.P.
                     c/o GTCR Golder Rauner, L.L.C.
                     6100 Sears Tower
                     Chicago, Illinois  60606-6402
                     Attention:   Philip A. Canfield

                     Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, Illinois  60601
                     Attention:   Stephen L. Ritchie

                     Fried Frank Harris Shriver & Jacobson
                     1001 Pennsylvania Ave.
                     Washington, DC 20004
                     Attention:   Richard A. Steinwurtzel

              IF TO EXECUTIVE:

                     Jack Pearlstein
                     5122 Warren Place, NW
                     Washington, DC 20016

              WITH A COPY TO:

                     Fried Frank Harris Shriver & Jacobson
                     1001 Pennsylvania Ave.
                     Washington, DC  20004
                     Attention: Richard A. Steinwurtzel

              IF TO THE INVESTORS:

                     GTCR Fund VII, L.P.
                     GTCR Co-Invest, L.P.
                     c/o GTCR Golder Rauner, L.L.C.
                     6100 Sears Tower
                     Chicago, Illinois  60606-6402
                     Attention: Philip A. Canfield

                     WITH A COPY TO:

                     Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, Illinois  60601
                     Attention: Stephen L. Ritchie

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

              12.    GENERAL PROVISIONS.

              (1) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

              (2) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

              (3) ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

              (4) COUNTERPARTS. This Agreement may be executed in separate counterparts (including, without limitation, by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

              (5) INTENDED THIRD-PARTY BENEFICIARIES. The Investors are intended to be third-party beneficiaries to this entire Agreement and the rights and obligations of the parties hereto. It is understood and agreed by the parties hereto that this Agreement shall be enforceable by GTCR and, provided GTCR is seeking to enforce substantially the same rights, the other Investor(s) in accordance with its terms as though each of the Investors were a party to every provision hereof. Except as expressly provided herein, no other third parties are intended by the parties hereto to be beneficiaries hereof.

              (6) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Employer, the Investors and their respective successors and assigns (including, without limitation, subsequent holders of Executive Stock); PROVIDED THAT the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

              (7) CHOICE OF LAW. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

              (8) REMEDIES. Each of the parties to this Agreement (including, without limitation, the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including, without limitation, attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

              (9) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Employer, Executive and the Majority Holders (as defined in the Purchase Agreement).

              (10) INSURANCE. The Company, at its discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered available. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance.

              (11) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

              (12) INDEMNIFICATION AND REIMBURSEMENT OF PAYMENTS ON BEHALF OF EXECUTIVE. The Company and its Subsidiaries shall be entitled to deduct or withhold from any amounts owing from the Company or any of its Subsidiaries to Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("TAXES") imposed with respect to Executive's compensation or other payments from the Company or any of its Subsidiaries or Executive's ownership interest in the Company, including, without limitation, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. In the event the Company or its Subsidiaries does not make such deductions or withholdings, Executive shall indemnify the Company and its Subsidiaries for any amounts paid by the Company with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

              (13) SURVIVAL. This Agreement (except for the provisions of SECTIONS 7(a) and (b)) shall survive a Separation and shall remain in full force and effect after such Separation.

              (14) GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; ADJUSTMENTS OF NUMBERS. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

              (15) DEEMED TRANSFER OF EXECUTIVE STOCK. If the Company (and/or the Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Executive Stock to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the Person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

              (16) NO PLEDGE OR SECURITY INTEREST. The purpose of the Company's retention of Executive's stock certificates and executed stock powers is solely to facilitate the repurchase provisions set forth in SECTION 4 herein and does not constitute a pledge by Executive of, or the granting of a security interest in, the underlying stock.

              (17) RIGHTS GRANTED TO GTCR. Any rights granted to GTCR may also be exercised (in whole or in part) by its Affiliates.

              (18) GUARANTY. In consideration of Executive's reliance upon this provision, the Company hereby unconditionally and irrevocably guarantees to Executive the due, prompt and complete performance of, and compliance with, all obligations, covenants, terms, conditions and undertakings of the Employer contained in this Agreement in accordance with the terms hereof, including, without limitation, the payment of any amounts due by the Employer hereunder.

                                    * * * * *

              IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                            DIGITALNET HOLDINGS, INC.

                            By:     /s/ Ken S. Bajaj
                                  -----------------------
                            Its:    Chief Executive Officer
                                  ---------------------------------


                            DIGITALNET, INC.

                            By:     /s/ Ken S. Bajaj
                                  -----------------------
                            Its:    Chief Executive Officer
                                  ---------------------------------


                                /s/ Jack Pearlstein
                            ---------------------------------------------
                             JACK PEARLSTEIN
Agreed and Accepted:

GTCR FUND VII, L.P.

By:      GTCR Partners VII, L.P.
Its:     General Partner

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:         /s/ Philip A. Canfield
      ---------------------------------------
Name:          Philip A. Canfield
      ---------------------------------------
Its:     Principal

GTCR CO-INVEST, L.P.

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:         /s/ Philip A. Canfield
     ---------------------------------------
Name:          Philip A. Canfield
      ---------------------------------------
Its:     Principal

                             SUPPLEMENT NO. 1 TO THE
                           SENIOR MANAGEMENT AGREEMENT

              THIS SUPPLEMENT NO. 1 TO THE SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of April 25, 2002, among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), DigitalNet, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "EMPLOYER"), and Jack Pearlstein (the "PURCHASER"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement (as defined below).

              WHEREAS, the Company, Purchaser and certain other parties are a party to that certain Supplement No. 1 to the Purchase Agreement (the "PURCHASE AGREEMENT SUPPLEMENT") dated as of the date hereof whereby the J. Sunny Bajaj Trust, the Rueben Bajaj Trust, the Bajaj Family Limited Partnership, the Investors, the Pearlstein Purchaser and certain other parties will acquire shares of Common Stock of the Company.

              WHEREAS, the Company, the Employer and Purchaser are parties to a Senior Management Agreement dated as of September 7, 2001 (the "MANAGEMENT AGREEMENT"). Pursuant to Section 1(b)(i) of the Management Agreement, Purchaser is required to purchase, and the Company is required to sell, 346,087 shares of Carried Stock for an aggregate purchase price of $34,609. Pursuant to Section 1(b)(ii) of the Management Agreement, Purchaser is required to purchase, and the Company is required to sell, 245,722 shares of Reserved Stock for an aggregate purchase price of $24,572.

              NOW, THEREFORE, the parties hereto agree as follows:

I.     AUTHORIZATION AND CLOSING.

       A. AUTHORIZATION OF THE COMMON STOCK. The Company has authorized the issuance and sale to the Purchaser of 591,809 shares of Common Stock, having the rights and preferences set forth in the Company's Certificate of Incorporation.

       B. PURCHASE AND SALE OF COMMON STOCK. At the Closing (as defined in subparagraph 1C below), subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, 591,809 shares of Common Stock at a price of $.10 per share, for an aggregate purchase price equal to $59,181. Purchaser shall pay the aggregate purchase price by (1) paying $16,046 by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company, (2) increasing the principal amount outstanding under the Executive Note by $24,326 and (3) delivering to the Company a Carry Note in the principal amount of $18,809. The Common Stock purchased by the Purchaser hereunder constitutes Executive Stock under the Management Agreement. Such Executive Stock shall be allocated as follows: 245,722 shall be Reserve Stock and 346,087 shall be Carried Stock.

       C. THE CLOSING. The closing of the purchase and sale of the Class A Preferred (the "CLOSING") shall take place at the offices of Kirkland & Ellis, 200 East Randolph

              Drive, Chicago, Illinois 60601 at 10:00 a.m. on April 25, 2002 or at such other place, date and time as agreed to by the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser copies of the stock certificates evidencing the shares of Common Stock to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price as set forth in Section 1B hereof.

II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Purchaser to enter into this Agreement and purchase the Common Stock, the Company hereby represents and warrants to the Purchaser that the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company or any of its Subsidiaries pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound.

III. PURCHASER'S INVESTMENT REPRESENTATIONS. The Purchaser hereby represents that it is acquiring the Common Stock pursuant hereto for his own account with the present intention of holding such securities for purposes of investment, and that he has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent the Purchaser and any subsequent holders of such securities from transferring such securities in compliance with the provisions of
       Section 5 of the Management Agreement.

IV.    MISCELLANEOUS.

       A. REMEDIES. Each of the parties to this Agreement (including, without limitation, the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including, without limitation, attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

       B. LEGENDS. Each certificate for Common Stock issued pursuant to this Agreement shall be imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF APRIL 25, 2002, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF SEPTEMBER 7, 2001. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

       C. AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Employer, Purchaser and the Majority Holders (as defined in the Purchase Agreement).

       D. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf.

       E. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Purchaser, the Company, the Employer, the Investors and their respective successors and assigns (including, without limitation, subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

       F. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

       G. COUNTERPARTS. This Agreement may be executed in separate counterparts (including, without limitation, by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

       H. INTENDED THIRD-PARTY BENEFICIARIES. The Investors are intended to be third-party beneficiaries to this entire Agreement and the rights and obligations of the parties hereto. It is understood and agreed by the parties hereto that this Agreement shall be enforceable by GTCR and, provided GTCR is seeking to enforce substantially the same rights, the other Investor(s) in accordance with its terms as though each of the Investors were a party to every provision hereof. Except as expressly provided herein, no other third parties are intended by the parties hereto to be beneficiaries hereof.

       I. CHOICE OF LAW. The corporate law of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

       J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchaser and to the Company and Employer at the addresses indicated in the Management Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                            DIGITALNET HOLDINGS, INC.

                            By:   /s/ Ken S. Bajaj
                                ------------------
                            Its:  Chief Executive Officer
                                -------------------------------------


                            DIGITALNET, INC.

                            By:   /s/ Ken S. Bajaj
                                ------------------
                            Its:  Chief Executive Officer
                                -------------------------------------


                               /s/ Jack Pearlstein
                            ---------------------------------------------------
                             JACK PEARLSTEIN

Agreed and Accepted:

GTCR FUND VII, L.P.

By:      GTCR Partners VII, L.P.
Its:     General Partner

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:         /s/ Philip A. Canfield
     ---------------------------------------
Its:     Principal

GTCR CO-INVEST, L.P.

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:         /s/ Philip A. Canfield
     ---------------------------------------
Its:     Principal

                             SUPPLEMENT NO. 2 TO THE
                           SENIOR MANAGEMENT AGREEMENT

              THIS SUPPLEMENT NO. 2 TO THE SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of October 8, 2002, among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), DigitalNet, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "EMPLOYER"), and Jack Pearlstein (the "PURCHASER"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement (as defined below).

              WHEREAS, the Company, Purchaser and certain other parties are a party to that certain Supplement No. 2 to the Purchase Agreement (the "PURCHASE AGREEMENT SUPPLEMENT") dated as of the date hereof whereby the J. Sunny Bajaj Trust, the Rueben Bajaj Trust, the Bajaj Family Limited Partnership, the Investors, the Pearlstein Purchaser and certain other parties will acquire shares of Common Stock of the Company.

              WHEREAS, the Company, the Employer and Purchaser are parties to a Senior Management Agreement dated as of September 7, 2001, as amended September 25, 2002 (the "MANAGEMENT AGREEMENT"). Pursuant to Section 1(b)(i) of the Management Agreement, Purchaser is required to purchase, and the Company is required to sell, 112,315 shares of Carried Stock for an aggregate purchase price of $11,232. Pursuant to Section 1(b)(ii) of the Management Agreement, Purchaser is required to purchase, and the Company is required to sell, 79,744 shares of Reserved Stock for an aggregate purchase price of $7,974.

              NOW, THEREFORE, the parties hereto agree as follows:

V.     AUTHORIZATION AND CLOSING.

       A. AUTHORIZATION OF THE COMMON STOCK. The Company has authorized the issuance and sale to the Purchaser of 192,059 shares of Common Stock, having the rights and preferences set forth in the Company's Certificate of Incorporation.

       B. PURCHASE AND SALE OF COMMON STOCK. At the Closing (as defined in subparagraph 1C below), subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, 192,059 shares of Common Stock at a price of $.10 per share, for an aggregate purchase price equal to $19,205. Purchaser shall pay the aggregate purchase price by (1) paying $6,632 by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company, (2) increasing the principal amount outstanding under the Executive Note by $7,895 and (3) delivering to the Company a Carry Note in the principal amount of $4,680. The Common Stock purchased by the Purchaser hereunder constitutes Executive Stock under the Management Agreement. Such Executive Stock shall be allocated as follows: 79,744 shall be Reserve Stock and 112,315 shall be Carried Stock.

       C. THE CLOSING. The closing of the purchase and sale of the Class A Preferred (the "CLOSING") shall take place at the offices of Kirkland & Ellis, 200 East Randolph

              Drive, Chicago, Illinois 60601 at 10:00 a.m. on October 8, 2002 or at such other place, date and time as agreed to by the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser copies of the stock certificates evidencing the shares of Common Stock to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price as set forth in Section 1B hereof.

VI. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Purchaser to enter into this Agreement and purchase the Common Stock, the Company hereby represents and warrants to the Purchaser that the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company or any of its Subsidiaries pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound.

VII. PURCHASER'S INVESTMENT REPRESENTATIONS. The Purchaser hereby represents that it is acquiring the Common Stock pursuant hereto for his own account with the present intention of holding such securities for purposes of investment, and that he has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent the Purchaser and any subsequent holders of such securities from transferring such securities in compliance with the provisions of
       Section 5 of the Management Agreement.

VIII.  MISCELLANEOUS.

       A. REMEDIES. Each of the parties to this Agreement (including, without limitation, the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including, without limitation, attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

       B. LEGENDS. Each certificate for Common Stock issued pursuant to this Agreement shall be imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF OCTOBER 8, 2002, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF SEPTEMBER 7, 2001, AS AMENDED SEPTEMBER 25, 2002. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

       C. AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Employer, Purchaser and the Majority Holders (as defined in the Purchase Agreement).

       D. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf.

       E. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Purchaser, the Company, the Employer, the Investors and their respective successors and assigns (including, without limitation, subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

       F. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

       G. COUNTERPARTS. This Agreement may be executed in separate counterparts (including, without limitation, by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

       H. INTENDED THIRD-PARTY BENEFICIARIES. The Investors are intended to be third-party beneficiaries to this entire Agreement and the rights and obligations of the parties hereto. It is understood and agreed by the parties hereto that this Agreement shall be enforceable by GTCR and, provided GTCR is seeking to enforce substantially the same rights, the other Investor(s) in accordance with its terms as though each of the Investors were a party to every provision hereof. Except as expressly provided herein, no other third parties are intended by the parties hereto to be beneficiaries hereof.

       I. CHOICE OF LAW. The corporate law of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

       J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchaser and to the Company and Employer at the addresses indicated in the Management Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                            DIGITALNET HOLDINGS, INC.

                            By:     /s/ Ken S. Bajaj
                                  ------------------
                            Its:    Chief Executive Officer
                                  -------------------------------------


                            DIGITALNET, INC.

                            By:     /s/ Ken S. Bajaj
                                  ------------------
                            Its:    Chief Executive Officer
                                  -------------------------------------

                                /s/ Jack Pearlstein
                            ------------------------------------------------
                            JACK PEARLSTEIN

Agreed and Accepted:

GTCR FUND VII, L.P.

By:      GTCR Partners VII, L.P.
Its:     General Partner

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:        /s/ Philip A. Canfield
     ---------------------------------------
Its:     Principal

GTCR CO-INVEST, L.P.

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:       /s/ Philip A. Canfield
     ---------------------------------------
Its:     Principal

                             SUPPLEMENT NO. 3 TO THE
                           SENIOR MANAGEMENT AGREEMENT

              THIS SUPPLEMENT NO. 3 TO THE SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of November 26, 2002, among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), DigitalNet, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "EMPLOYER"), and Jack Pearlstein (the "PURCHASER"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement (as defined below).

              WHEREAS, the Company, Purchaser and certain other parties are a party to that certain Supplement No. 3 to the Purchase Agreement (the "PURCHASE AGREEMENT SUPPLEMENT") dated as of the date hereof whereby the J. Sunny Bajaj Trust, the Rueben Bajaj Trust, the Bajaj Family Limited Partnership, the Investors, the Pearlstein Purchaser and certain other parties will acquire shares of Common Stock of the Company.

              WHEREAS, the Company, the Employer and Purchaser are parties to a Senior Management Agreement dated as of September 7, 2001, as amended September 25, 2002 (the "MANAGEMENT AGREEMENT"). Pursuant to Section 1(b)(i) of the Management Agreement, Purchaser is required to purchase, and the Company is required to sell, 1,082,665 shares of Carried Stock for an aggregate purchase price of $108,267. Pursuant to Section 1(b)(ii) of the Management Agreement, Purchaser is required to purchase, and the Company is required to sell, 768,692 shares of Reserved Stock for an aggregate purchase price of $76,869.

              NOW, THEREFORE, the parties hereto agree as follows:

IX.  AUTHORIZATION AND CLOSING.

       A. AUTHORIZATION OF THE COMMON STOCK. The Company has authorized the issuance and sale to the Purchaser of 1,851,357 shares of Common Stock, having the rights and preferences set forth in the Company's Certificate of Incorporation.

       B. PURCHASE AND SALE OF COMMON STOCK. At the Closing (as defined in subparagraph 1C below), subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, 1,851,357 shares of Common Stock at a price of $.10 per share, for an aggregate purchase price equal to $185,136. Purchaser shall pay the aggregate purchase price by (1) paying $65,886 by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company, (2) increasing the principal amount outstanding under the Executive Note by $76,101 and (3) delivering to the Company a Carry Note in the principal amount of $43,150. The Common Stock purchased by the Purchaser hereunder constitutes Executive Stock under the Management Agreement. Such Executive Stock shall be allocated as follows: 768,692 shall be Reserve Stock and 1,082,665 shall be Carried Stock.

       C. THE CLOSING. The closing of the purchase and sale of the Common Stock (the "CLOSING") shall take place at the offices of Kirkland & Ellis, 200 East Randolph

              Drive, Chicago, Illinois 60601 at 10:00 a.m. on November 26, 2002 or at such other place, date and time as agreed to by the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser copies of the stock certificates evidencing the shares of Common Stock to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price as set forth in Section 1B hereof.

X. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Purchaser to enter into this Agreement and purchase the Common Stock, the Company hereby represents and warrants to the Purchaser that the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company or any of its Subsidiaries pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound.

XI. PURCHASER'S INVESTMENT REPRESENTATIONS. The Purchaser hereby represents that it is acquiring the Common Stock pursuant hereto for his own account with the present intention of holding such securities for purposes of investment, and that he has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent the Purchaser and any subsequent holders of such securities from transferring such securities in compliance with the provisions of Section 5 of the Management Agreement.

XII.   MISCELLANEOUS.

       A. REMEDIES. Each of the parties to this Agreement (including, without limitation, the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including, without limitation, attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

       B. LEGENDS. Each certificate for Common Stock issued pursuant to this Agreement shall be imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF NOVEMBER __, 2002, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF SEPTEMBER 7, 2001, AS AMENDED SEPTEMBER 25, 2002. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

       C. AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Employer, Purchaser and the Majority Holders (as defined in the Purchase Agreement).

       D. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf.

       E. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Purchaser, the Company, the Employer, the Investors and their respective successors and assigns (including, without limitation, subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

       F. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

       G. COUNTERPARTS. This Agreement may be executed in separate counterparts (including, without limitation, by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

       H. INTENDED THIRD-PARTY BENEFICIARIES. The Investors are intended to be third-party beneficiaries to this entire Agreement and the rights and obligations of the parties hereto. It is understood and agreed by the parties hereto that this Agreement shall be enforceable by GTCR and, provided GTCR is seeking to enforce substantially the same rights, the other Investor(s) in accordance with its terms as though each of the Investors were a party to every provision hereof. Except as expressly provided herein, no other third parties are intended by the parties hereto to be beneficiaries hereof.

       I. CHOICE OF LAW. The corporate law of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

       J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchaser and to the Company and Employer at the addresses indicated in the Management Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                            DIGITALNET HOLDINGS, INC.

                            By:      /s/ Ken S. Bajaj
                                 --------------------
                            Its:     Chief Executive Officer
                                 ----------------------------------------


                            DIGITALNET, INC.

                            By:      /s/ Ken S. Bajaj
                                 --------------------
                            Its:     Chief Executive Officer
                                 ----------------------------------------

                                /s/ Jack Pearlstein
                            ------------------------------------------------
                            JACK PEARLSTEIN

Agreed and Accepted:

GTCR FUND VII, L.P.

By:      GTCR Partners VII, L.P.
Its:     General Partner

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:      /s/ Philip A. Canfield
        ------------------------------------
Its:     Principal

GTCR CO-INVEST, L.P.

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner

By:      /s/ Philip A. Canfield
        ------------------------------------
Its:     Principal

                             SUPPLEMENT NO. 4 TO THE
                           SENIOR MANAGEMENT AGREEMENT

               THIS SUPPLEMENT NO. 4 TO THE SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of January 24, 2003, among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), DigitalNet, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "EMPLOYER"), and Jack Pearlstein ("EXECUTIVE"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement (as defined below).

               WHEREAS, the Company, the Employer and Executive are parties to a Senior Management Agreement dated as of September 7, 2001 (as amended or supplemented through the date hereof, the "MANAGEMENT AGREEMENT"). The Reserved Stock vests in accordance with a schedule pursuant to Sections 3(a) and 3(b) of the Management Agreement.

               NOW, THEREFORE, the parties hereto agree as follows:

               1. ACCELERATED VESTING. Notwithstanding any provision to the contrary in the Senior Management Agreement, upon the consummation of a Public Offering, all unvested shares of Reserved Stock shall automatically become vested and shall be Vested Executive Stock for all purposes under the Management Agreement, except as specifically provided for herein.

               2. TRANSFERS. The holders of Reserved Stock shall not Transfer any interest in any shares of Reserved Stock that become vested pursuant to this Agreement ("IPO VESTING SHARES") prior to the date upon which such IPO Vesting Shares would otherwise have vested pursuant to the Management Agreement (had this Agreement not been executed), unless such Transfer would have been permitted under the Management Agreement (had this Agreement not been executed). All other restrictions on the Transfer of Vested Executive Stock pursuant to the Management Agreement (i) shall apply equally to any IPO Vesting Shares, (ii) remain in full force and effect and (iii) have not been modified by this Agreement.

               3. REMEDIES. Each of the parties to this Agreement (including, without limitation, the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including, without limitation, attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

               4. AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Employer, Executive and the Majority Holders (as defined in the Purchase Agreement).

               5. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Employer, the Investors and their respective successors and assigns (including, without limitation, subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock.

               6. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               7. COUNTERPARTS. This Agreement may be executed in separate counterparts (including, without limitation, by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

               8. INTENDED THIRD-PARTY BENEFICIARIES. The Investors are intended to be third-party beneficiaries to this entire Agreement and the rights and obligations of the parties hereto. It is understood and agreed by the parties hereto that this Agreement shall be enforceable by GTCR and, provided GTCR is seeking to enforce substantially the same rights, the other Investor(s) in accordance with its terms as though each of the Investors were a party to every provision hereof. Except as expressly provided herein, no other third parties are intended by the parties hereto to be beneficiaries hereof.

               9. CHOICE OF LAW. The corporate law of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

               10. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Executive and to the Company and Employer at the addresses indicated in the Management Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                         DIGITALNET HOLDINGS, INC.

                                         By: /s/ Ken S. Bajaj
                                            ------------------------------------
                                         Its: Chief Executive Officer


                                         DIGITALNET, INC.

                                         By: /s/ Ken S. Bajaj
                                            ------------------------------------
                                         Its: Chief Executive Officer

                                         /s/ Jack Pearlstein
                                         --------------------------------------
                                         JACK PEARLSTEIN

Agreed and Accepted:

GTCR FUND VII, L.P.

By:  GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ Philip A. Canfield
     ------------------------------
Its: Principal


GTCR CO-INVEST, L.P.

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ Philip A. Canfield
     ------------------------------
Its: Principal